[ING FUNDS LOGO]                                               EXHIBIT (g)(3)(i)

December 21, 2004

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

      Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of all the series of ING Partners, Inc. (the "New Funds"), effective January 10, 2005, to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto.

      Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                               Sincerely,

                                               /s/ James M. Hennessy
                                               ------------------------------
                                               James M. Hennessy
                                               President
                                               ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:/s/ William P Kelly
   --------------------------------------
Name:  William P Kelly
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000          ING Partners, Inc.
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                               AMENDED EXHIBIT A

                              WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT
FUNDS

ING EQUITY TRUST

ING Convertible Fund
ING Disciplined LargeCap Fund
ING Equity and Bond Fund
ING LargeCap Growth Fund
ING LargeCap Value Fund
ING MidCap Opportunities Fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund

ING FUNDS TRUST

ING Classic Money Market Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING Lexington Money Market Trust
ING Money Market Fund
ING National Tax-Exempt Bond Fund

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING INVESTORS TRUST

ING AIM Mid Cap Growth Portfolio
ING Alliance Mid Cap Growth Portfolio
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio
ING Capital Guardian Large Cap Value Portfolio
ING Capital Guardian Managed Global Portfolio
ING Capital Guardian Small Cap Portfolio
ING Developing World Portfolio
ING Eagle Asset Capital Appreciation Portfolio
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING FMR(SM) Diversified Mid Cap Portfolio
ING FMR(SM) Earnings Growth Portfolio
ING Goldman Sachs Tollkeeper(SM) Portfolio
ING Hard Assets Portfolio
ING International Portfolio
ING Janus Special Equity Portfolio
ING Jennison Equity Opportunities Portfolio
ING JPMorgan Small Cap Equity Portfolio
ING Julius Baer Foreign Portfolio
ING Legg Mason Value Portfolio
ING LifeStyle Aggressive Growth Portfolio
ING LifeStyle Growth Portfolio
ING LifeStyle Moderate Growth Portfolio
ING LifeStyle Moderate Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Marsico Growth Portfolio
ING Marsico International Opportunities Portfolio
ING Mercury Focus Value Portfolio
ING Mercury Large Cap Growth Portfolio
ING MFS Mid Cap Growth Portfolio
ING MFS Total Return Portfolio
ING Oppenheimer Main Street Portfolio(R)
ING PIMCO Core Bond Portfolio
ING PIMCO High Yield Portfolio
ING Pioneer Fund Portfolio
ING Pioneer Mid Cap Value Portfolio
ING Salomon Brothers All Cap Portfolio
ING Salomon Brothers Investors Portfolio
ING Stock Index Portfolio
ING T. Rowe Price Capital Appreciation
ING T. Rowe Price Equity Income Portfolio

ING UBS U.S. Balanced Portfolio
ING Van Kampen Equity Growth Portfolio
ING Van Kampen Global Franchise Portfolio
ING Van Kampen Growth and Income Portfolio
ING Van Kampen Real Estate Portfolio

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Emerging Countries Fund
ING Foreign Fund
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund
ING Worldwide Growth Fund

ING PARTNERS, INC.

ING Aeltus Enhanced Index Portfolio
ING American Century Select Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Fidelity(R) VIP Contrafund(R) Portfolio
ING Fidelity(R) VIP Equity Income Portfolio
ING Fidelity(R) VIP Growth Portfolio
ING Fidelity(R) VIP Mid Cap Portfolio
ING Goldman Sachs(R) Capital Growth Portfolio
ING Goldman Sachs(R) Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Goals4Life 2015 Portfolio
ING Goals4Life 2025 Portfolio
ING Goals4Life 2035 Portfolio
ING Goals4Life 2045 Portfolio
ING Goals4Life Income Portfolio
ING MFS Capital Opportunities Portfolio
ING OpCap Balanced Value Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING Salomon Brothers Large Cap Growth Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income  Portfolio

ING SERIES FUND, INC.

Brokerage Cash Reserves
ING Aeltus Money Market Fund
ING Balanced Fund
ING Equity Income Fund
ING Global Science and Technology Fund
ING Government Fund
ING Growth Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING International Growth Fund
ING Small Company Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund
ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Balanced Portfolio
ING VP Strategic Allocation Growth Portfolio
ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST

ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Global Science and Technology Portfolio
ING VP Growth Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio
ING VP International Equity Portfolio
ING VP Small Company Portfolio
ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST

ING VP Convertible Portfolio
ING VP Disciplined LargeCap Portfolio
ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP LargeCap Growth Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP EMERGING MARKETS FUND, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO